Exhibit 99.2

Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts, unaudited)
	June 30,	Mar 31,	June 30,
	2009	2009	2008
ASSETS:
Cash and due from banks	$125,246	$167,937	$181,841
Investments and mortgage-backed securities ("MBS") available for sale	2,548,249	2,733,541	2,023,306
Investments held to maturity	167,972	174,790	180,185
Loans receivable, net	8,441,402	8,683,919	9,219,919
Loans held for sale (at fair value: $226,067, $160,261 and $73,859)	229,996	162,148	82,413
Other real estate owned, net ("OREO")	65,181	83,557	22,998
Office properties and equipment, net	92,178	93,322	90,750
Bank owned life insurance ("BOLI")	161,056	158,944	154,714
Goodwill, net	227,558	227,558	451,323
Other intangible assets, net	24,276	25,501	29,175
Prepaid expenses and other assets, net	316,661	308,410	263,086
Total assets	$12,399,775	$12,819,627	$12,699,710

LIABILITIES:
Deposits	$8,303,741	$8,488,034	$7,987,831
Advances from Federal Home Loan Bank	1,501,438	1,573,618	1,881,973
Repurchase agreements and fed funds	1,096,130	1,222,162	1,245,569
Other borrowings	248,278	248,277	248,274
Accrued expenses and other liabilities	153,729	165,904	157,879
Total liabilities	11,303,316	11,697,995	11,521,526

SHAREHOLDERS' EQUITY:
Preferred stock	293,084	292,524	0
Common stock	52,397	52,400	52,009
Additional paid-in capital	909,850	909,586	896,469
Accumulated comprehensive loss:
Unrealized loss on investments and MBS (1)	(5,619)	(13,504)	(32,215)
Retained earnings	(153,253)	(119,374)	261,921
Total shareholders' equity	1,096,459	1,121,632	1,178,184
Total liabilities and shareholders' equity	$12,399,775	$12,819,627	$12,699,710

Book value per common share	$15.33	$15.82	$22.65
Tangible book value per common share (2)	$10.53	$10.99	$13.41
Common shares outstanding at end of period	52,397,188	52,399,631	52,008,761
Shareholders' equity to total assets	8.84%	8.75%	9.28%
Tangible shareholders' equity to tangible assets (3)	6.95%	6.91%	5.71%
Tangible common shareholders' equity to tangible assets (4)	4.54%	4.58%	5.71%

(1) Net of deferred income taxes.

(2) Common equity less goodwill and other intangible assets divided by common shares outstanding.

(3) Shareholders' equity less goodwill and other intangible assets divided by assets less goodwill and other intangible assets.

(4) Excludes preferred equity from tangible shareholders' equity to tangible assets ratio.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(in thousands, except per share amounts, unaudited)	Three Months Ended			Six Months Ended
	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2009	2009	2008	2009	2008
INTEREST INCOME:
Loans	$123,948	$126,923	$152,271	$250,871	$314,391
Mortgage-backed securities	27,578	29,880	25,586	57,458	50,085
Investments and cash	2,993	3,328	2,785	6,321	5,149
Total interest income	154,519	160,131	180,642	314,650	369,625

INTEREST EXPENSE:
Deposits	44,608	48,314	57,438	92,922	120,308
Borrowings	22,292	23,469	29,085	45,761	63,111
Total interest expense	66,900	71,783	86,523	138,683	183,419
Net interest income	87,619	88,348	94,119	175,967	186,206
Provision for credit losses	(79,744)	(65,865)	(30,987)	(145,609)	(68,130)
Net interest income after provision	7,875	22,483	63,132	30,358	118,076

NONINTEREST INCOME:
Fees and service charges	14,878	13,840	16,012	28,718	30,163
Mortgage banking operations	13,732	13,308	8,227	27,040	14,425
Loan servicing fees	1,022	(467)	697	555	549
OREO	(18,191)	(4,478)	(238)	(22,669)	(344)
BOLI	2,000	1,406	1,747	3,406	3,213
Other	60	8,539	(947)	8,599	(1,346)
Total noninterest income	13,501	32,148	25,498	45,649	46,660

NONINTEREST EXPENSES:
Employee compensation and benefits	42,927	40,188	41,133	83,115	82,023
Occupancy and equipment	11,635	11,242	10,693	22,877	22,225
Amortization of core deposit intangibles	1,224	1,225	1,226	2,449	2,452
Other	31,172	22,855	19,395	54,027	37,854
Total noninterest expenses	86,958	75,510	72,447	162,468	144,554
Income (loss) before income taxes	(65,582)	(20,879)	16,183	(86,461)	20,182
Income tax benefit (provision)	36,049	436	(4,508)	36,485	(5,631)
Net income (loss)	(29,533)	(20,443)	11,675	(49,976)	14,551
Preferred stock dividend	(4,347)	(4,347)	0	(8,694)	0
Net income (loss) applicable to common shareholders	$(33,880)	$(24,790)	$11,675	$(58,670)	$14,551

Earnings per common share - basic	$(0.65)	$(0.48)	$0.23	$(1.13)	$0.28
Earnings per common share - diluted	$(0.65)	$(0.48)	$0.23	$(1.13)	$0.28

Average common shares outstanding - basic	51,922,407	51,896,149	51,687,600	51,909,350	51,606,966
Average common shares outstanding - diluted	51,922,407	51,896,149	51,883,549	51,909,350	51,837,108

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	Three Months Ended			Six Months Ended
	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2009	2009	2008	2009	2008
LOAN ORIGINATIONS:
Residential real estate	$946,468	$710,564	$376,122	$1,657,032	$787,238
Multifamily real estate	29,861	36,774	70,516	66,635	111,902
Commercial real estate	63,500	19,168	118,400	82,668	182,917
Construction:
Residential	11,403	7,244	96,559	18,647	288,920
Multifamily	0	0	2,750	0	2,750
Commercial	5,948	11,035	58,855	16,983	130,775
Total construction	17,351	18,279	158,164	35,630	422,445
Consumer - direct	63,133	48,547	124,032	111,680	205,635
Consumer - indirect	35,852	30,753	43,742	66,605	115,423
Commercial banking	86,816	106,437	169,836	193,253	318,521
Total loan origination volume	$1,242,981	$970,522	$1,060,812	$2,213,503	$2,144,081

PERFORMANCE RATIOS:
Return on assets	-0.92%	-0.65%	0.37%	-0.79%	0.23%
Return on common equity	-16.6%	-11.9%	3.9%	-14.2%	2.4%
Return on common tangible equity (1)	-24.0%	-17.0%	6.5%	-20.4%	4.1%
Operating efficiency	86.0%	62.7%	60.6%	73.3%	62.1%
Non interest expense to assets	2.71%	2.40%	2.29%	2.56%	2.31%
Average assets	$12,859,872	$12,769,750	$12,712,109	$12,814,123	$12,562,278
Average common equity	$819,642	$846,417	$1,199,990	$832,956	$1,196,225
Average common tangible equity (1)	$567,400	$592,601	$718,864	$579,926	$714,001

REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	8.7%	9.1%	8.0%	8.7%	8.0%
Tier 1 (to risk-weighted assets)	11.7%	11.7%	9.6%	11.7%	9.6%
Total (to risk-weighted assets)	13.0%	13.0%	10.9%	13.0%	10.9%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	8.1%	8.5%	8.0%	8.1%	8.0%
Tier 1 (to risk-weighted assets)	10.8%	10.8%	9.4%	10.8%	9.4%
Total (to risk-weighted assets)	12.1%	12.1%	10.7%	12.1%	10.7%
OTHER:
Sales of financial products	$40,675	$28,899	$49,701	$69,574	$99,426
FTE employees at end of period (whole numbers)	2,594	2,518	2,545	2,594	2,545

(1) Average common tangible equity is average common equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	June 30,	Mar 31,	June 30,
	2009	2009	2008
LOAN PORTFOLIO DETAIL:
Residential real estate	$885,999	$894,886	$798,408
Multifamily real estate	514,475	508,799	445,298
Commercial real estate	1,413,895	1,386,631	1,321,895
Construction:
Residential	1,185,313	1,326,239	1,831,051
Multifamily	272,869	290,636	293,367
Commercial	703,209	740,014	787,429
Total construction	2,161,391	2,356,889	2,911,847
Consumer - direct	827,040	842,001	842,713
Consumer - indirect	372,654	378,075	398,219
Commercial banking	2,498,951	2,534,836	2,677,479
Gross loans receivable	8,674,405	8,902,117	9,395,859
Deferred loan fees, net	(9,294)	(9,213)	(13,572)
Allowance for losses on loans	(223,709)	(208,985)	(162,368)
Net loans receivable	$8,441,402	$8,683,919	$9,219,919

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	June 30,	Mar 31,	June 30,
	2009	2009	2008
ALLOWANCE FOR CREDIT LOSSES:
Allowance - loans, beginning of quarter	$208,985	$208,365	$145,009
Provision	79,744	65,865	30,987
Net charge-offs	(74,980)	(65,245)	(13,605)
Transfers	9,960	0	(23)
Allowance - loans, end of quarter	223,709	208,985	162,368
Allowance - unfunded commitments, beginning of quarter	21,334	21,334	6,265
Provision	0	0	32
Charge-offs	0	0	0
Transfers	(9,960)	0	24
Allowance - unfunded commitments, end of quarter	11,374	21,334	6,321
Total credit allowance	$235,083	$230,319	$168,689

Net charge-offs to average net loans (annualized)	3.26%	2.84%	0.58%
Net charge-offs to average net loans (ytd)	1.52%	0.70%	0.18%
Loan loss allowance to total loans	2.58%	2.35%	1.73%
Total credit allowance to total loans	2.71%	2.59%	1.80%
Loan loss allowance to nonperforming loans	32.1%	36.7%	57.9%
Loan loss allowance to nonperforming loans excluding nonaccrual loans carried at fair value	87.1%	86.4%	80.9%
Total allowance to nonperforming loans	33.7%	40.4%	60.2%

NONPERFORMING ASSETS:
Past 90 days due	$0	$0	$0
Nonaccrual loans	592,450	485,158	280,260
Restructured loans	105,283	84,281	149
Total nonperforming loans	697,733	569,439	280,409
OREO	89,721	100,512	22,998
Total nonperforming assets (NPA)	787,454	669,951	303,407
Specific reserve on nonperforming assets	(24,554)	(16,970)	(40,597)
Net nonperforming assets	$762,900	$652,981	$262,810
Nonperforming loans to loans	8.05%	6.40%	2.99%
NPA to total assets	6.35%	5.23%	2.39%
Loan delinquency ratio (60 days and over)	6.45%	5.24%	3.07%
Classified assets	$1,215,271	$1,070,383	$497,461
Classified assets/total assets	9.80%	8.35%	3.92%

Nonperforming assets by collateral type:
Residential real estate	$61,761	$50,420	$10,121
Multifamily real estate	10,898	6,020	2,197
Commercial real estate	26,947	19,256	4,838
Construction:
Residential	467,250	453,383	241,153
Multifamily	27,373	800	0
Commercial	100,347	78,088	12,017
Total Construction	594,970	532,271	253,170
Consumer - direct	6,107	5,302	3,053
Consumer - indirect	654	564	956
Commercial banking	86,117	56,118	29,072
Total nonperforming assets	$787,454	$669,951	$303,407

DEPOSITS DETAIL:
Interest-bearing transaction accounts	$922,705	$847,064	$444,888
Noninterest-bearing transaction accounts	967,780	935,659	896,671
Savings and money market demand accounts	1,708,212	1,767,136	2,178,826
Time deposits	4,705,044	4,938,175	4,467,446
Total deposits	$8,303,741	$8,488,034	$7,987,831
Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	44,406	44,425	46,511
Noninterest-bearing transaction accounts	159,943	156,738	152,138
Total transaction accounts	204,349	201,163	198,649

Sterling Financial Corporation
AVERAGE BALANCE AND RATE
(in thousands, unaudited)	Three Months Ended
	June 30, 2009			March 31, 2009			June 30, 2008
	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate
ASSETS:
Loans:
Mortgage	$5,464,596	$70,951	5.21%	$5,533,645	$72,080	5.22%	$5,560,327	$89,495	6.47%
Commercial and consumer	3,766,628	53,124	5.66%	3,787,020	54,974	5.82%	3,870,181	62,910	6.54%
Total loans	9,231,224	124,075	5.39%	9,320,665	127,054	5.47%	9,430,508	152,405	6.50%
MBS	2,363,603	27,578	4.68%	2,385,219	29,880	5.02%	2,064,073	25,586	4.99%
Investments and cash	814,425	3,981	1.96%	432,956	4,368	4.05%	362,678	3,700	4.10%
Total interest-earning assets	12,409,252	155,634	5.03%	12,138,840	161,302	5.33%	11,857,259	181,691	6.16%
Noninterest-earning assets	450,620			630,910			854,850
Total average assets	$12,859,872			$12,769,750			$12,712,109

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,991,833	887	0.18%	$1,479,222	292	0.08%	$1,308,412	342	0.11%
Savings	1,734,687	3,754	0.87%	1,953,228	5,555	1.14%	2,227,429	11,216	2.03%
Time deposits	4,857,696	39,967	3.30%	4,922,202	42,467	3.46%	4,447,706	45,880	4.15%
Total deposits	8,584,216	44,608	2.08%	8,354,652	48,314	2.32%	7,983,547	57,438	2.89%
Borrowings	3,042,457	22,292	2.94%	3,082,453	23,469	3.05%	3,373,550	29,085	3.47%
Total interest-bearing liabilities	11,626,673	66,900	2.31%	11,437,105	71,783	2.52%	11,357,097	86,523	3.06%
Noninterest-bearing liabilities	120,839			194,070			155,022
Total average liabilities	11,747,512			11,631,175			11,512,119
Total average equity	1,112,360			1,138,575			1,199,990
Total average liabilities and equity	$12,859,872			$12,769,750			$12,712,109
Tax equivalent net interest income and spread		$88,734	2.72%		$89,519	2.81%		$95,168	3.10%
Tax equivalent net interest margin			2.87%			2.98%			3.23%

Sterling Financial Corporation
EXHIBIT A- RECONCILIATION SCHEDULE
(in thousands, unaudited)	Three Months Ended			Six Months Ended
	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2009	2009	2008	2009	2008
Income (loss) before income taxes	$(65,582)	$(20,879)	$16,183	$(86,461)	$20,182
Provision for credit losses	79,744	65,865	30,987	145,609	68,130
OREO	18,191	4,478	238	22,669	344
Interest reversal on nonperforming loans	12,581	9,871	4,850	22,452	9,676
FDIC special assessment	5,605	0	0	5,605	0
Total (1)	$50,539	$59,335	$52,258	$109,874	$98,332

(1) Management believes that this presentation of non-GAAP results provides useful information to investors regarding the effects of the credit cycle on the Company's reported results of operations.